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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 2, 2002
                                                           -------------


                                    DDi Corp.
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                         000-30241              06-1576013
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(State or other jurisdiction            (Commission          (I.R.S. Employer
      of incorporation)                File Numbers)       Identification Nos.)


          1220 Simon Circle, Anaheim, CA                       92806
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    (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code         (714) 688-7200
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On April 2, 2002, DDi Corp. issued a press release, the full text of which is set forth in Exhibit 99.1, which is attached hereto and is incorporated by reference into this report.

Item 7.  Exhibits.

         (c) Exhibits

         Exhibit No.       Description
         -----------       -----------

         99.1              Press Release, dated April 2, 2002.


















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         DDi CORP.



Date: April 2, 2002                      By: /s/ JOSEPH P. GISCH
                                             -----------------------------
                                                 Joseph P. Gisch
                                                 Chief Financial Officer,
                                                 Secretary and Treasurer










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